THE NOTTINGHAM INVESTMENT TRUST II

THE BROWN CAPITAL MANAGEMENT FUNDS

The Brown Capital Management Balanced Fund

The Brown Capital Management Equity Fund

The Brown Capital Management Mid-Cap Fund

The Brown Capital Management Small Company Fund

The Brown Capital Management International Equity Fund

Supplement to the Prospectus

March 31, 2009

This Supplement updates the Prospectus dated July 29, 2008 for The Brown Capital Management Balanced Fund and The Brown Capital Management Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of The Nottingham Investment Trust II (”Trust”), to include additional information described below. For further information, please contact the Trust toll-free at 1-877-892-4BCM (1-877-892-4226). You may obtain additional copies of the Prospectus, free of charge, by writing to the Trust at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Trust toll-free at the number above.

This Supplement notifies shareholders, potential investors, and other interested parties that the Board of Trustees (the “Board”) of the Trust has determined to liquidate and dissolve these two Funds. After considering the level of Fund expenses that have been assumed by the Fund’s investment adviser, Brown Capital Management, Inc. (“BCM”), the anticipated additional expenses that each Fund may incur in the future, the willingness of BCM to continue assuming expenses and the anticipated returns to shareholders, the Board has determined that liquidation and dissolution of the Funds is in the best interests of each Fund and their shareholders. Accordingly, the Board has directed that a proposal to approve a plan of liquidation be submitted to each Fund’s shareholders at a meeting to be held on May 15, 2009. If a Fund’s plan of liquidation is approved by shareholders of such Fund, the Fund’s closing and liquidation is expected to be consummated shortly thereafter.

In connection with the proposed liquidations, each Fund will discontinue sales of new shares and no longer accept purchase orders for shares effective at the close of business on March 31, 2009.

Shareholders should direct any questions about their account to the Funds at 1-877-892-4BCM (1-877-892-4226).

Investors Should Retain This Supplement for Future Reference